Exhibit 99.23

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-M

KEY PERFORMANCE FACTORS
March 31, 2001



        Expected B Maturity                                         10/15/02


        Blended Coupon                                              5.7912%


        Excess Protection Level
          3 Month Average   7.44%
          March, 2001   7.72%
          February, 2001   7.45%
          January, 2001   7.13%


        Cash Yield                                  20.71%


        Investor Charge Offs                         4.83%


        Base Rate                                    8.15%


        Over 30 Day Delinquency                      4.90%


        Seller's Interest                            7.37%


        Total Payment Rate                          14.60%


        Total Principal Balance                     $56,622,749,044.91


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $4,172,058,483.42